AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

PAGE OF PAGES
1 3

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00005	See Block 16C	24NE000004	

6. ISSUED BY CODE 892432

U.S. Department of Energy
Idaho Operations Office
1955 Fremont Avenue
Idaho Falls ID 83415

7. ADMINISTERED BY *(If other than Item 6)* CODE 00701

U.S. Department of Energy
Idaho Operations Office
1955 Fremont Avenue
Idaho Falls ID 83415

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and ZIP Code)*

American Centrifuge Operating, LLC
Attn: Charles Kerner
6901 Rockledge Dr Ste 800
Bethesda MD 208171867

CODE L8VHV5CNBV97 FACILITY CODE

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED *(SEE ITEM 11)*

x 10A. MODIFICATION OF CONTRACT/ORDER NO.
89243223CNE000030

10B. DATED *(SEE ITEM 13)*
11/30/2022

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
See Schedule
Net Increase: $5,463,616.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation data, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER *(Specify type of modification and authority)* Incremental Funding; FAR 52.232-22 Limitation of Funds;

E. IMPORTANT: Contractor ☒ is not ☐ is required to sign this document and return ________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

UEI: L8VHV5CNBV97

The purpose of this amendment to the Contract is to:

1. Provide Incremental Funding to CLIN 0006 in the amount of $901,128.00, changing the total obligation from $150,000.00 to $1,051,128.00.

2. Provide Incremental Funding to CLIN 0007 in the amount of $4,562,488, changing the total obligation from $200,000.00 to $4,762,488.00.

See attachment Contract 89243223CNE000030 Rev. 04.pdf

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)*	
		Jeffrey C. Fogg	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
(Signature of person authorized to sign)		*(Signature of Contracting Officer)*	10/19/2023

Previous edition unusable
STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET | REFERENCE NO. OF DOCUMENT BEING CONTINUED 89243223CNE000030/P00005 | PAGE 2 OF 3

NAME OF OFFEROR OR CONTRACTOR
American Centrifuge Operating, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	All other terms and conditions remain the same. Payment: OR for Idaho https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov Period of Performance: 12/01/2022 to 12/31/2024 Change Item 00006 to read as follows(amount shown is the total amount):				
00006	CLIN 0006 Additional Scope - Infrastructure and Facility Repairs Line item value is: $1,051,128.00 Incrementally Funded Amount: $1,051,128.00 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 07900-2024-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 07900 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $901,128.00 Change Item 00007 to read as follows(amount shown is the total amount):				1,051,128.00
00007	CLIN 0007 Scope: Supports costs associated with 5B Cylinder Refurbishment Line item value is: $4,762,488.00 Incrementally Funded Amount: $4,762,488.00 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 07900 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: Continued ...				4,762,488.00

NSN 7540-01-152-8067
OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

ITEM NO. SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT NAME OF OFFEROR OR CONTRACTOR 3 3 CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED PAGE OF American Centrifuge Operating, LLC (A) (B) (C) (D) (E) (F) 89243223CNE000030/P00005 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $4,562,488.00 NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110